Share - Based Compensation (Details 1) (USD $)	12 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Jun. 30, 2009
Weighted-average assumptions used for SARs and stock option grants issued
Expected life, in years	5.1	5.5	5.5
Risk free interest rate	1.60%	2.40%	2.90%
Dividend yield	2.50%	2.50%	2.20%
Volatility	46.20%	52.20%	48.40%
Per share fair value of SAR's and stock options granted during the year	$ 9.78	$ 8.45	$ 10.31